SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2003

                        Commission File Number: 000-33313

                             SZM Distributors, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               95-4868287
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

5109 River Avenue, Suite A, Newport Beach, CA                             92663
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(Address of principal executive offices)                             (Zip Code)

                                 (714) 206-3901
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              (Registrant's Telephone Number, Including Area Code)


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                   (Former name, if changed since last report)

                               ------------------
      (Former Address and Telephone Number of Principal Executive Offices)


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Item 1. Changes in Control of Registrant.

On February 4, 2003, Jeffrey Hoss resigned as Treasurer and director of the Registrant. On February 4, 2003, Mr. Hoss agreed to have 16,500,000 of his shares of our common stock canceled in exchange for $16,500. As a result of this transaction, Mr. Hoss no longer owns any of the Registrant's common stock. On February 4, 2003, Nicole Sherman agreed to have 1,000,000 of her shares of the Registrant's common stock canceled in exchange for $1,000. As a result of these transactions, Ms. Hoss owns 7,250,000 shares of the Registrant's common stock, or 50.77% and the Registrants's total issued and outstanding shares of common stock is 14,279,000.

            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth certain information as of February 4, 2003, with respect to the beneficial ownership of our common stock by all persons known by us to be beneficial owners of more than 5% of its outstanding shares of its common stock, and by directors who own common stock, and all officers and directors as a group:

=============== ==========================  ===================== ============
Title of Class   Name and Address of         Amount and Nature of  Percent of
                 Beneficial Owner            Beneficial Owner         Class
--------------- --------------------------  --------------------- ------------
                Nicole Sherman               7,250,000 shares         50.77%
 Common Stock   5109 River Avenue, Suite A   president, secretary,
                Newport Beach, CA  92663     director
--------------- --------------------------  --------------------- ------------
 Common Stock   All Officers & Directors     7,250,000 shares         50.77%
                as a group
=============== ==========================  ===================== ============

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.


The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

Item 5. Other Events and Regulation FD Disclosure.

On February 5, 2003, the Registrant's Board of Directors approved a 3 for 1 stock split of the Registrant's issued and outstanding common stock, which shall be effectuated through a dividend of two shares for each share of common stock outstanding as of the record date. The dividend will be payable on February 18, 2003 for shareholders of record on February 15, 2003. After the split is completed, the total number of the Registrant's issued and outstanding shares of common stock will be 42,837,000.

Item 6. Resignations of Registrant's Directors.

On February 4, 2003, Jeffrey Hoss resigned as the Treasurer and a director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Hoss' resignation is filed as Exhibit 17.1 to this Form 8-K.


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Index to Exhibits

17.1     Resignation of Jeffrey Hoss


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SZM Distributors, Inc.


February 5, 2003                      By:      /s/ Nicole Sherman
                                               --------------------------------
                                               Nicole Sherman, President